UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2010

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	(Number)	Identification No.)
incorporation)

235 East 42nd Street	10017
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:
(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 3, 2010, Pfizer Inc. (“Pfizer”) issued a press release announcing its financial results for the second quarter of 2010. The information contained in the press release is deemed to be “filed” under the Securities Exchange Act of 1934 as Exhibit 99 to this report, and such press release is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99 -
Press Release of Pfizer Inc. dated August 3, 2010, reporting Pfizer's financial results for the second quarter of 2010. Exhibit 99 is deemed to be “filed” under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By:	/s/ Matthew Lepore
Matthew Lepore
Vice President, Chief Counsel – Corporate Governance, and Assistant General Counsel

Dated: August 3, 2010

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release of Pfizer Inc. dated August 3, 2010, reporting Pfizer's financial results for the second quarter of 2010.